UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1. Reports to Stockholders.

Aberdeen Asia-Pacific Income Fund, Inc. (FAX)

Semi-Annual Report

April 30, 2019

Taj Mahal
Agra, India

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at (800) 647-0584 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Managed Distribution Policy (unaudited)

The Board of Directors (the “Board”) of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.0275 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the

Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940 (the “1940 Act”), as amended, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2018, through the distributions declared on May 9, 2019 and June 11, 2019, consisted of 46% net investment income and 54% return of capital. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.

In January 2020, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2019 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2019. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Total Investment Return

For the six-month period ended April 30, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	9.8%
Market Price*	10.1%

*assuming the reinvestment of dividends and distributions

The Fund’s NAV total return is based on the reported NAV on each financial reporting period end which could differ from the NAV disclosed within the financial statements. For more information on Fund performance, please see page 4 of Report of the Investment Manager.

NAV, Share Price and Discount

The below table represents comparison from current six-month period to prior year of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
4/30/2019	$4.80	$4.12	14.2%
10/31/2018	$4.59	$3.93	14.4%

Throughout the six-month period ended April 30, 2019, the Fund’s NAV was within a range of $4.63 to $4.85 and the Fund’s market price traded within a range of $3.86 to $4.31. Throughout the six-month period ended April 30, 2019, the Fund’s shares traded within a range of a discount of 9.83% to 18.01%.

Portfolio Allocation

As of April 30, 2019, the Fund held 59.6% of its total investments in Asian debt securities, 34.4% in Australian debt securities, 5.3% in European debt securities and 0.7% in U.S. debt securities.

Of the Fund’s total investments, excluding hedges, 39.7% were held in U.S. Dollar denominated bonds issued by foreign issuers as of April 30, 2019. The rest of the Fund’s currency exposure as of April 30,

2019 was 35.9% in the Australian Dollar and 24.4% in various Asian currencies.

Of the Fund’s total investments, including hedges, 51.2% were held in U.S. Dollar denominated bonds issued by foreign issuers as of April 30, 2019. The rest of the Fund’s currency exposure as of April 30, 2019 was 27.2% in the Australian Dollar and 21.6% in various Asian currencies.

Credit Quality

As of April 30, 2019, 47.2% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by S&P Global Ratings (“S&P”)*, Moody’s Investors Services, Inc. (“Moody’s”)** or Fitch Ratings, Inc.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective February 28, 2019, Paul Lukaszewski replaced Nicholas Bishop as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. The team also includes Kenneth Akintewe, David Choi, Lin-Jing Leong and Adam McCabe. Mr. Lukaszewski is Head of Corporate Debt on the Asian Fixed Income team. He joined Aberdeen Standard Investments (Asia) Limited in 2014.

Managed Distribution Policy

Distributions to common shareholders for the twelve-month period ended April 30, 2019 totaled $0.4125 per share. Based on the share price of $4.12 on April 30, 2019, the distribution rate over the twelve-month period ended April 30, 2019 was 10.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On April 9, 2019, the Board announced a reduction in the monthly distribution to common shareholders from $0.035 per share to $0.0275 per share commencing with the distribution payable on April 30, 2019. Prior to this reduction, the Fund’s monthly distribution had remained unchanged since February 2002. The reduction in

*

S&P’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

**

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically, securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

Aberdeen Asia-Pacific Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

distribution takes into account many factors, including, but not limited to, current and expected earnings and economic and market outlook. In approving the reduced distribution, the Board took into account Management’s assertion that the reduced monthly distribution is more consistent with the sustainable earnings of the Fund.

On May 9, 2019 and June 11, 2019, the Fund announced that it will pay on May 31, 2019 and June 28, 2019, respectively, a distribution of U.S. $0.0275 per share to all shareholders of record as of May 22, 2019 and June 21, 2019, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

Fund’s Leverage

The table below summarizes certain key terms of the Fund’s current leverage:

	Amount ($ in millions)	Maturity
4-year Term Loan B	$100	December 14, 2019
Revolving Credit Facility	$55	April 7, 2020
7-Year Series A Senior Secured Notes	$100	June 12, 2020
10-Year Series B Senior Secured Notes	$100	June 12, 2023
10-Year Series A Mandatory Redeemable Preferred shares	$50	June 27, 2023
15-Year Series C Senior Secured Notes	$50	February 8, 2032
15-Year Series D Senior Secured Notes	$100	August 10, 2032

The Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated AA by Fitch Ratings*** and the combined $350 million 7-year, 10-year and 15-Year Series A, B, C and D Senior Secured Notes are rated AAA by Fitch Ratings.

We believe the Fund has been able to lock in an attractive rate of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund’s leverage can be found in the Report of the Investment Manager and the Notes to Financial Statements.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2019 and fiscal year ended October 31, 2018, the Fund repurchased 150,000 and 3,150,212 shares, respectively.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Fund’s Form N-Q and Forms N-PORT filings are available on the SEC’s website at http://www.sec.gov. The Fund makes the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time

***	Fitch Ratings (“Fitch”) is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

2	Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfax.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•             Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•             Email: Investor.Relations@aberdeenstandard.com; or

•             Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market Review

Market/economic review

The beginning of the six-month period ended April 30, 2019, comprised a challenging period for global financial markets. U.S.-China trade tensions were mounting, as each nation’s government implemented pre-emptive and retaliatory tariffs on the other’s exported goods. The uncertainties created by the ongoing trade spat, together with the U.S. Federal Reserve’s (Fed) interest-rate hike in defiance of political pressure and market expectations, caused a sharp sell-off in global equities in December 2018.

Against this backdrop, market conditions turned more positive over the first four months of 2019. While the Fed delivered one more rate hike in December 2018, the central bank’s tone had already turned more dovish. The 10-year U.S. Treasury note yield averaged 2.6% in the first four months of 2019. Trade discussions between the U.S. and China turned more positive, with further import tariff hikes halted and deadlines extended in the first few months of 2019. The Brent crude oil price saw a sharp decline to US$50 into the end of 2018, and despite rebounding at the start of 2019, remained below its high levels reached in October 2018, which benefited oil-importing markets such as India and Indonesia. Furthermore, China’s government began to roll out targeted stimulus measures incrementally in an effort to aid consumption, and the People’s Bank of China (PBOC) cut banks’ reserve ratio requirements twice. Policymakers elsewhere halted their rate-hike cycles and a few embarked on rate cuts. The return to “lower-for-longer” rates supported the markets, and the significant amount of risk that had been priced into Asian and EMs reversed. Asian currencies ended the reporting period firmer against the U.S. dollar, led by the Indonesian rupiah, Indian rupee, Thai baht, Chinese yuan and the Philippine peso, with the Korean won the main exception. Credit spreads also contracted significantly from their wide levels seen in December 2018. While Asian investment-grade1 spreads were unchanged over the reporting period, they tightened by about 20 basis points (bps) from December 2018 to April 2019. High-yield spreads also were unchanged over the period, but 40 bps tighter from their December 2018 levels.

The performance of bond markets in Australia, Singapore and Korea mirrored that of U.S. Treasuries over the reporting period. In Australia and Korea, bond yields fell on the back of weak economic data and trade tensions, which prompted the countries’ respective central banks to remove their tightening bias and hold rates steady. Both markets saw bond yields moving to some of their lowest levels below U.S. Treasuries during the period. Additionally, the Bank of Korea reduced its economic growth and inflation forecasts for 2019, while the government suggested a 6.7 trillion won (roughly US$5.7 billion) supplementary budget in a bid to boost the economy. Similarly, Singapore yields fell after the government cut its inflation forecasts and data showed continued moderation in economic activity.

Towards the end of the six-month reporting period, Malaysian bond yields declined on investors’ expectations of monetary policy easing. For short-duration2 bonds, markets were pressured by the potential exclusion of Malaysian bonds from the FTSE Russell World Government Bond Index3 given investors’ concerns over market accessibility and liquidity. Following a multi-year sell-off, Philippine bond yields corrected from elevated levels and outperformed other markets amid slowing gross domestic product (GDP) growth, easing inflation and strong demand for local auctions.

Both India and Indonesia benefited from lower oil and food prices. In India, short-dated yields fell on policy rate cuts, while 10-year yields rose largely on worries about upcoming bond supply and the impact of higher crude prices on inflation. The Indonesian market was further buoyed by a stabilising rupiah and recovery in foreign-exchange (FX) reserves. However, the market gave back some of the gains as risk-off sentiment recorded a small net outflow by offshore investors, the first of 2019, due to maturing short-term bonds. Meanwhile, Chinese bonds bucked the trend as the inclusion of A-shares into the Morgan Stanley Capital International (MSCI) indices boosted fund flows into domestic equities and positive economic data after policymakers’ efforts to boost liquidity in the financial system pushed yields higher over the reporting period.

1

Companies whose bonds are rated as “investment grade” are considered by credit rating agencies to have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds.

2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
3

The FTSE World Government Bond Index tracks the performance of fixed-rate, local currency, investment-grade sovereign bonds. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

4	Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

Asian corporate bond spreads tightened during the reporting period as the U.S. dollar weakened and potential for a rate cut later in 2019 saw funds flow into EMs. Along with major global central banks’ looser monetary stance, investors were encouraged by the opening of China’s enterprise bond channel to large property developers, which spurred a rally in the sector. Attractive yield differentials drove investors from the Chinese onshore to the offshore market towards the end of 2018. The rally continued for the remainder of the reporting period on improving global risk sentiment amid easing trade tensions, a dovish turn by major global central banks and stable macroeconomic data. Concurrently, fundamentals in Asian credit remained robust, underscored by solid revenue and profit growth, as well as deleveraging.

Fund performance review

Aberdeen Asia-Pacific Income Fund returned 9.8% on a net asset value basis for the six-month period ended April 30, 2019, versus the 7.0% return of its blended benchmark.4 All of the Fund’s strategies contributed to performance, most notably Asian local-currency high yield, Asian local-currency bonds and Asian U.S. dollar-denominated credit.

The Fund’s holdings in Asian local-currency bonds posted both positive absolute and relative returns for the reporting period. India and the Philippines were the key contributors as these markets performed well. However, the Fund’s underweight allocation to Korea detracted from relative performance over the period.

Within the U.S.-dollar credit sector, the Fund’s positions in China real estate and high-yield financials contributed to relative performance, while holdings in high-yield quasi-bonds had a negative impact for the reporting period.

Over the reporting period, the Company’s use of derivatives had an overall negative impact on performance for the period. FX forwards impacts were negative due to the long position in South Korean won and hedging of Philippines peso and Indian rupee. The hedging of Australian dollar were positive though which helped reduced the negative impact. The use of interest rates swaps used to hedge US interest rate risk associated with the Fund’s leverage, during a period when US rates declined also negatively contributed to the performance of the Fund.

The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. Over the six-month period ended April 30, 2019, the Fund issued total distributions of $0.2025 per share.

Outlook

In our view, the current global economic growth environment remains subdued. Though key parts of the global economy, including the U.S., China and the Eurozone, saw improvement in the first quarter of 2019, underlying trends remain weak, particularly in manufacturing, trade and investments. Inflation also remains stubbornly low. We are not surprised that the narrative in capital markets has been around the inverted U.S. Treasury yield curve,5 which historically has been a harbinger of an impending recession. In Asia, this was made more apparent by subdued activity from export bellwethers such as Taiwan and Korea, exacerbated by the ongoing China-U.S. trade conflict, which we feel is likely to continue, given U.S. and China’s recent tariff hikes.

Nonetheless, we think that there is a risk that investors may have overpriced both their expectations for a Fed rate cut in 2019, and the negative impact of the trade war globally, as reflected in the recent strength of the U.S.-dollar. Meanwhile, policymakers have reacted proactively by signaling a more accommodative monetary policy stance and are expected to remain cautious. The Fed has paused its policy tightening, the Chinese government and PBOC continue to add stimulus and the policy stance of the European Central Bank and Bank of Japan is on indefinite hold. As a result, we believe that financial conditions are likely to remain loose for the remainder of 2019.

Consequently, we have higher conviction in allocating the Fund’s assets to Asia-Pacific bond markets where central banks have a greater capacity to ease policy rates to help bolster growth. Real interest rates in the region are between 1.00% and 3.50%. Additionally, we feel that economic fundamentals in the region remain robust, with most countries on a fiscal consolidation path and increasing FX reserves. In our judgment, Asia-Pacific regional credit remains compelling compared to developed markets. Furthermore, we believe that credit spreads will tighten further on the back of relatively positive fundamentals and the increasing demand for fixed-income assets from Asian insurance companies and pension funds, given the increasing awareness for social security needs in this region.

4

The Fund’s blended benchmark comprises 35% Bloomberg AusBond Composite Index; 40% J.P. Morgan Asian Credit Diversified Index; 15% Markit iBoxx Asia Government Index; 5% Markit iBoxx Asia Government India Index; and 5% Markit iBoxx Asia Government Indonesia Index.

5	An inverted yield curve occurs in an interest-rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.

Aberdeen Asia-Pacific Income Fund, Inc.	5

Report of the Investment Manager (unaudited) (continued)

Loan Facilities and the Use of Leverage

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility, the Notes and the Series A MRPS (each as defined below) may be invested to seek to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the reporting period. On August 10, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $100 million of Series D senior secured notes rated ‘AAA’ by Fitch Ratings. Net proceeds of the Series D notes were used to pay down $100 million of the Fund’s existing 5-year Term Loan A originally maturing on June 12, 2018 (the “Term A Facility”). On February 8, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $50 million of Series C senior secured notes rated ‘AAA’ by Fitch Ratings. Net proceeds of the Series C notes were used to refinance $50 million of the Fund’s existing syndicated revolving credit facility (the “Revolving Credit Facility”). On April 7, 2017, the Fund renewed its $100 million Revolving Credit Facility for a 3-year period with a syndicate of banks. On June 12, 2013, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $200 million of Series A and Series B senior secured notes rated `AAA’ by Fitch Ratings, $100 million due June 12, 2020 and $100 million due June 12, 2023 (the “Notes”). On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016 (on December 14, 2015, the maturity of this loan was extended to December 14, 2019) and $100 million due June 12, 2018 (the “Term Loan Facility”), which was refinanced as outlined above. On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the “Series A MRPS”). The Series A MRPS have a liquidation value of $50 million and are rated ‘AA’ by Fitch Ratings. The Fund’s outstanding balance as of April 30, 2019 was $55 million and the total amount of outstanding leverage was $550 million.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement, and the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s investment manager, investment adviser, or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2019, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. As of April 30, 2019, the Fund held interest rate swap agreements with an aggregate notional amount of $55 million, which represented 100% of the Fund’s Revolving Credit Facility. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three-month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining
Terms as of	Amount	Fixed Rate
April 30, 2019	(in millions)	Payable (%)
90 months	$55.0	1.57

6	Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited)

Aberdeen Asia-Pacific Income Fund, Inc.	7

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2019.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	9.8%	3.0%	3.3%	1.8%	6.3%
Market Value	10.1%	-0.6%	2.2%	0.2%	5.7%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended April 30, 2019. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The annualized total operating expense ratio based on the six-month period ended April 30, 2019 was 2.81%. The annualized total operating expense ratio, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares, based on the six-month period ended April 30, 2019 was 1.21%.

8	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2019, 47.2% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s, Moody’s or Fitch Ratings, Inc. or, if unrated, was judged to be of equivalent quality by the Investment Manager. Fitch Ratings, Inc. was approved by the Board effective January 31, 2019 as a ratings service. Prior to that, Fitch Ratings, Inc. was not used. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2019, compared to October 31, 2018 and April 30, 2018:

	AAA/Aaa	AA/Aa	A	BBB/Baa	BB/Ba*	B*	CCC*	NR**
Date	%	%	%	%	%	%	%	%

April 30, 2019	28.1	9.0	10.1	24.9	4.9	2.8	0.2	20.0
October 31, 2018	27.9	9.4	7.2	22.7	5.8	3.4	0.0	23.6
April 30, 2018	26.9	10.1	8.1	20.7	5.2	2.9	0.0	26.1

*	Below investment grade

**	Not Rated

(1)

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by Standard & Poor’s, Moody’s and, effective January 31, 2019, Fitch Ratings, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organization and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by these rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. Aberdeen Standard Investments (Asia) Limited, (formerly Aberdeen Asset Management Asia Limited) (“ASIAL”) or the “Investment Manager”) evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2019, compared to October 31, 2018 and April 30, 2018:

	Asia			United	Developed
	(including NZ)	Australia	Europe	States	Middle East
Date	%	%	%	%	%

April 30, 2019	59.6	34.4	5.3	0.7	0.0
October 31, 2018	57.5	35.0	4.8	2.3	0.4
April 30, 2018	59.6	32.9	5.0	2.2	0.3

Currency Composition

The table below shows the currency composition, including hedges, of the Fund’s total investments as of April 30, 2019, compared to October31, 2018 and April 30, 2018:

		Australian	Asian Currencies
	US Dollar*	Dollar	(including NZ Dollar)
Date	%	%	%

April 30, 2019	51.2	27.2	21.6
October 31, 2018	45.8	29.1	25.1
April 30, 2018	36.8	30.8	32.4

*

Includes U.S. Dollar-denominated bonds issued by foreign issuers: 39.7% of the Fund’s total investments on April 30, 2019, 39.0% of the Fund’s total investments on October 31, 2018, and 36.9% of the Fund’s total investments on April 30, 2018.

Aberdeen Asia-Pacific Income Fund, Inc.	9

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2019, the average maturity of the Fund’s total investments was 8.1 years, compared with 8.3 years at October 31, 2018 and compared with 9.3 years at April 30, 2018. The following table shows the maturity composition of the Fund’s investments as of October 31, 2018, compared to October 31, 2018 and April 30, 2018:

	Under 3 Years	3 to 5 Years	5 to 10 Years	10 Years & Over
Date	%	%	%	%

April 30, 2019	28.1	22.6	31.8	17.5
October 31, 2018	27.7	24.2	26.6	21.5
April 30, 2018	20.9	25.2	29.3	24.6

Modified Duration

As of April 30, 2019, the modified duration* of the Fund was 4.53 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the Fund. Excluding swaps will increase portfolio duration.

*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.

10	Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2019 and the previous six- and twelve- month periods.

		Apr-19	Oct-18	Apr-18

Australia	90 day Bank Bills	1.56%	1.91%	2.03%
	10 yr bond	1.29%	2.17%	2.43%
	currency USD per 1 AUD	$0.70	$0.71	$0.75
South Korea	90 day commercial paper	1.84%	1.70%	1.65%
	10 yr bond	1.85%	2.25%	2.72%
	currency local per 1USD	₩1,168.15	₩1,139.55	₩1,068.05
Thailand	3 months deposit rate	1.00%	1.00%	1.00%
	10 yr bond	2.44%	2.84%	2.44%
	currency local per 1USD	฿31.93	฿33.15	฿31.56
Philippines	90 day T-Bills	4.64%	4.64%	3.48%
	10 yr bond	7.67%	7.67%	6.20%
	currency local per 1USD	₱52.11	₱53.51	₱51.75
Malaysia	3-month T-Bills	3.28%	3.28%	3.24%
	10 yr bond	3.79%	4.08%	4.13%
	currency local per 1USD	RM4.13	RM4.18	RM3.92
Singapore	3-month T-Bills	2.00%	1.92%	1.52%
	10 yr bond	2.17%	2.51%	2.53%
	currency local per 1USD	S$1.36	S$1.38	S$1.32
India	3-month T-Bills	6.11%	6.11%	6.11%
	10 yr bond	7.59%	7.85%	7.75%
	currency local per 1USD	₹69.55	₹73.95	₹66.74
Indonesia	3 months deposit rate	6.28%	6.25%	5.76%
	10 yr bond	7.80%	8.50%	6.88%
	currency local per 1USD	Rp14,250.00	Rp15,202.50	Rp13,912.50
China Onshore	3-month Bill Yield	2.63%	2.63%	2.63%
	10 yr bond	3.40%	3.52%	3.63%
	currency local per 1USD	¥6.74	¥6.97	¥6.34
Sri Lanka	3-month Generic Govt Yield	9.28%	9.54%	8.21%
	10 yr bond	11.13%	11.65%	10.33%
	currency local per 1USD	Rs176.20	Rs175.60	Rs157.70
Yankee Bonds	Indonesia	3.65%	4.88%	4.18%
	Sri Lanka	7.24%	8.65%	6.78%

Aberdeen Asia-Pacific Income Fund, Inc.	11

Portfolio of Investments (unaudited)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
BANK LOANS—0.7%
AUSTRALIA—0.7%
AUD	11,000	Brickworks Ltd. Term Loan C, 4.04%, 02/20/2026(a)(b)	$7,763,214
		Total Bank Loans—0.7% (cost $8,716,952)	7,763,214
CORPORATE BONDS—70.0%
AUSTRALIA—2.7%
AUD	2,500	APT Pipelines Ltd., 7.75%, 07/22/2020(c)	1,876,049
USD	6,000	Australia and New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(c)(d)	6,502,500
AUD	5,890	Brisbane Square Finance Pty Ltd., Zero Coupon, 11/25/2025(b)(e)(f)	4,619,408
AUD	7,056	CF Asia Pacific Group Pty Ltd., 8.35%, 05/31/2019(b)(c)(g)	5,003,308
AUD	7,300	Qantas Airways Ltd., 7.50%, 06/11/2021	5,684,921
USD	9,100	Santos Finance Ltd., 4.13%, 06/14/2027(c)(g)	8,645,155
			32,331,341
CHINA—19.6%
USD	6,500	Agile Group Holdings Ltd., 5 year CMT + 7.46%, 10.22%, 07/18/2019(c)(d)(h)	6,563,830
CNY	20,000	Agricultural Development Bank of China, 4.37%, 05/25/2023	3,039,027
CNH	10,000	Bank of China Ltd., 4.88%, 04/20/2020	1,507,471
USD	4,500	Central China Real Estate Ltd., 8.00%, 05/30/2019(c)(g)	4,513,437
USD	6,400	China Aoyuan Group Ltd., 7.95%, 09/07/2020(c)(g)	6,610,131
USD	4,000	China Construction Bank Corp., (fixed rate to 02/27/2024,
		variable rate thereafter), 4.25%, 02/27/2024(c)(g)	4,058,976
CNY	90,000	China Development Bank, 4.88%, 02/09/2028	14,214,865
CNH	8,000	China Development Bank Hong Kong, 3.20%, 09/21/2023	1,182,023
USD	6,800	China Evergrande Group, 8.25%, 03/23/2020(c)(g)	6,519,038
CNY	10,000	China National Petroleum Corp., 3.72%, 09/20/2021	1,485,055
USD	7,000	China Overseas Finance Cayman III Ltd., 5.38%, 10/29/2023(c)	7,521,192
USD	4,000	Chinalco Capital Holdings Ltd., 4.25%, 04/21/2022(c)	3,963,996
USD	8,300	CNAC HK Finbridge Co. Ltd., 4.88%, 03/14/2025(c)	8,730,546
USD	7,500	CNOOC Curtis Funding No 1 Pty Ltd., 4.50%, 10/03/2023(c)	7,877,558
USD	8,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/2024	8,329,568
USD	6,810	Country Garden Holdings Co. Ltd., 8.00%, 09/27/2021(c)(g)	7,349,924
CNY	20,000	Export-Import Bank of China, 4.37%, 06/19/2023	3,042,186
CNH	40,000	Franshion Brilliant Ltd., 5.20%, 03/08/2021	6,047,708
USD	3,200	Fufeng Group Ltd., 5.88%, 08/28/2021(c)	3,275,843
USD	3,000	Geely Automobile Holdings Ltd., 3.63%, 01/25/2023(c)	2,966,781
USD	4,086	Health and Happiness H&H International Holdings Ltd., 7.25%, 05/31/2019(c)(g)	4,174,756
USD	4,000	Hilong Holding Ltd., 7.25%, 06/22/2020(c)	4,009,944
USD	4,300	Industrial & Commercial Bank of China Ltd., (fixed rate to 12/19/2019,
		variable rate thereafter), 6.00%, 12/10/2019(c)(d)	4,352,537
USD	6,500	Logan Property Holdings Co. Ltd., 6.88%, 04/24/2020(c)(g)	6,590,695
USD	7,100	New Metro Global Ltd., 5.00%, 08/08/2020(c)(g)	6,798,151
USD	5,500	Poly Real Estate Finance Ltd., 3.95%, 02/05/2023(c)	5,500,572
USD	3,500	Postal Savings Bank of China Co. Ltd., (fixed rate to 09/27/2022,
		variable rate thereafter), 4.50%, 09/27/2022(c)(d)	3,403,750
USD	5,000	Powerchina Real Estate Group Ltd., 4.50%, 12/06/2021(c)	5,087,940
USD	1,000	Scenery Journey Ltd., 11.00%, 11/06/2020(c)	1,039,905
USD	3,308	Semiconductor Manufacturing International Corp., 4.13%, 10/07/2019(c)	3,314,318

12	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
CHINA (continued)
USD	2,800	SF Holding Investment Ltd., 4.13%, 07/26/2023(c)	$2,852,038
USD	6,800	Shimao Property Holdings Ltd., 4.75%, 07/03/2020(c)(g)	6,802,026
USD	3,000	Sinochem International Development Pte Ltd., 3.13%, 07/25/2022(c)	2,952,345
USD	5,200	Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023(c)	5,168,267
USD	5,900	Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/2024(c)	6,178,185
USD	14,738	State Grid Overseas Investment 2016 Ltd., 3.50%, 05/04/2027(c)	14,694,019
USD	3,400	Sunny Optical Technology Group Co. Ltd., 3.75%, 01/23/2023(c)	3,391,075
USD	3,331	Tencent Holdings Ltd., 3.80%, 02/11/2025(c)	3,393,187
USD	2,170	Tencent Holdings Ltd., 4.53%, 10/11/2048(c)(g)	2,235,640
USD	3,700	Tianqi Finco Co. Ltd., 3.75%, 11/28/2022(c)	3,471,932
USD	7,400	Times China Holdings Ltd., 6.60%, 11/30/2020(c)(g)	7,294,668
USD	11,000	Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/2027(c)	10,699,469
USD	5,400	Voyage Bonds Ltd., 3.38%, 09/28/2022(c)	5,272,252
USD	3,500	Yankuang Group Cayman Ltd., 4.75%, 11/30/2020(c)	3,483,151
USD	2,882	Yingde Gases Investment Ltd., 6.25%, 01/19/2021(c)(g)	2,899,494
			233,859,471
ECUADOR—0.2%
USD	2,427	International Ecuador Finance SA, 12.00%, 03/15/2024(c)(g)	2,605,385
GERMANY—3.4%
SGD	3,200	Deutsche Bank AG, 4.10%, 02/14/2021	2,396,177
AUD	5,000	KfW, 6.00%, 08/20/2020(i)	3,723,300
AUD	20,500	KfW, 6.25%, 12/04/2019(i)	14,845,859
AUD	15,000	KfW, 6.25%, 05/19/2021(i)	11,549,621
AUD	10,000	Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024(i)	7,994,135
			40,509,092
HONG KONG—4.7%
USD	2,594	CK Hutchison Capital Securities 17 Ltd., (fixed rate to 05/12/2022, variable rate
		thereafter), 4.00%, 05/12/2022(c)(d)	2,541,630
USD	4,840	CK Hutchison International 17 Ltd., 2.88%, 04/05/2022(c)	4,812,732
SGD	2,500	Eastern Air Overseas Hong Kong Co. Ltd., 2.80%, 11/16/2020(c)	1,824,112
USD	3,900	Far East Consortium International Ltd., 3.75%, 09/08/2021(c)	3,803,869
USD	5,326	FPC Treasury Ltd., 4.50%, 04/16/2023(c)	5,390,562
USD	8,000	Hongkong Electric Finance Ltd., 2.88%, 05/03/2026(c)	7,663,808
USD	15,500	Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/2027(c)	19,500,348
USD	980	Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/2033(c)	1,357,141
USD	6,800	Johnson Electric Holdings Ltd., 4.13%, 07/30/2024(c)	6,895,241
USD	2,871	Standard Chartered PLC, 3.95%, 01/11/2023(c)	2,884,682
			56,674,125
INDIA—12.8%
USD	9,480	Adani Ports & Special Economic Zone Ltd., 4.00%, 06/30/2027(c)(g)	9,108,667
INR	350,000	Adani Transmission Ltd., 10.25%, 04/15/2021	5,163,814
INR	500,000	Axis Bank Ltd., 8.85%, 12/05/2024	7,250,529
USD	3,840	Bharat Petroleum Corp. Ltd., 4.00%, 05/08/2025(c)	3,847,254
INR	150,000	Export-Import Bank of India, 7.62%, 09/01/2026	2,057,626

Aberdeen Asia-Pacific Income Fund, Inc.	13

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
INDIA (continued)
USD	7,000	GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(c)	$6,963,033
INR	350,000	HDFC Bank Ltd., 7.95%, 09/21/2026	4,860,883
INR	300,000	Housing Development Finance Corp. Ltd., 7.60%, 06/26/2020	4,299,210
INR	100,000	Housing Development Finance Corp. Ltd., 7.90%, 08/24/2026	1,372,587
INR	100,000	Housing Development Finance Corp. Ltd., 8.65%, 09/18/2020	1,449,797
INR	250,000	Housing Development Finance Corp. Ltd., 8.75%, 01/13/2020(g)	3,613,278
USD	10,700	ICICI Bank Ltd., 4.00%, 03/18/2026(c)	10,653,166
INR	400,000	ICICI Bank Ltd., 7.60%, 10/07/2023	5,618,015
INR	250,000	ICICI Bank Ltd., 9.15%, 08/06/2024	3,732,006
INR	200,000	Indiabulls Housing Finance Ltd., 8.90%, 09/26/2021	2,900,243
INR	100,000	Indiabulls Housing Finance Ltd., 9.00%, 04/29/2026	1,380,478
INR	300,000	Indiabulls Housing Finance Ltd., 9.08%, 12/31/2021	4,276,911
INR	250,000	Indian Railway Finance Corp. Ltd., 8.83%, 03/25/2023	3,636,256
USD	6,800	Neerg Energy Ltd., 6.00%, 02/13/2020(c)(g)	6,706,996
USD	3,400	NTPC Ltd., 4.75%, 10/03/2022(c)	3,521,353
INR	200,000	NTPC Ltd., 8.49%, 03/25/2025(f)	2,940,782
INR	100,000	NTPC Ltd., 8.73%, 03/07/2023	1,457,788
INR	100,000	NTPC Ltd., 9.17%, 09/22/2024	1,473,263
INR	250,000	Power Finance Corp. Ltd., 7.50%, 09/17/2020	3,562,982
INR	250,000	Power Finance Corp. Ltd., 8.36%, 02/26/2020	3,600,129
INR	250,000	Power Finance Corp. Ltd., 8.39%, 04/19/2025	3,500,570
INR	400,000	Power Finance Corp. Ltd., 8.65%, 12/28/2024	5,675,582
INR	200,000	Power Grid Corp. of India Ltd., 8.93%, 10/20/2022	2,958,687
USD	7,000	Reliance Industries Ltd., 4.13%, 01/28/2025(c)	7,164,799
INR	500,000	Reliance Industries Ltd., 8.30%, 03/08/2022	7,324,149
INR	250,000	Reliance Jio Infocomm Ltd., 8.95%, 10/04/2020	3,658,613
INR	200,000	Rural Electrification Corp. Ltd., 8.44%, 12/04/2021	2,905,244
INR	150,000	Rural Electrification Corp. Ltd., 9.34%, 08/25/2024	2,229,891
INR	70,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	1,039,272
INR	50,000	State of Karnataka India, 7.38%, 09/27/2027	686,710
INR	300,000	State of Maharashtra India, 7.20%, 08/09/2027	4,100,967
INR	100,000	Tata Motors Ltd., 9.73%, 10/01/2020	1,447,318
USD	5,000	Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/2023(c)	4,798,360
			152,937,208
INDONESIA—2.0%
USD	6,250	Chandra Asri Petrochemical Tbk PT, 4.95%, 11/08/2021(c)(g)	5,910,237
IDR	30,000,000	Lembaga Pembiayaan Ekspor Indonesia, 9.50%, 03/13/2020	2,140,421
USD	2,625	LLPL Capital Pte Ltd., 6.88%, 02/04/2039(c)(f)	2,832,250
USD	6,129	Perusahaan Listrik Negara PT, 6.15%, 05/21/2048(c)	6,787,324
USD	6,739	TBG Global Pte Ltd., 5.25%, 02/10/2020(c)(g)	6,783,828
			24,454,060
MACAU—0.6%
USD	6,600	Sands China Ltd., 5.40%, 05/08/2028(g)	6,983,553
MALAYSIA—2.6%
MYR	10,000	Cagamas Bhd, 4.05%, 09/07/2021	2,433,351
MYR	1,500	Cagamas Bhd, 4.45%, 11/25/2020	366,570
MYR	5,000	CIMB Group Holdings Bhd, 4.95%, 03/29/2023(g)	1,231,104

14	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
MALAYSIA (continued)
MYR	10,000	GENM Capital Bhd, 4.98%, 07/11/2023	$2,467,188
USD	7,000	Gohl Capital Ltd., 4.25%, 01/24/2027(c)	6,966,316
MYR	4,800	Malaysia Airports Capital Bhd, 4.55%, 08/28/2020	1,168,440
MYR	5,000	Pengurusan Air SPV Bhd, 4.22%, 02/07/2023	1,223,014
USD	3,600	Press Metal Labuan Ltd., 4.80%, 10/30/2020(c)(g)	3,541,860
USD	3,736	RHB Bank Bhd, 2.50%, 10/06/2021(c)	3,684,410
USD	7,000	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026(c)	6,717,431
MYR	5,000	United Overseas Bank Malaysia Bhd, 4.80%, 07/25/2023(g)	1,228,602
			31,028,286
MONGOLIA—0.3%
USD	3,400	Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/2021(c)(g)	3,447,108
NETHERLANDS—0.5%
USD	6,050	Samvardhana Motherson Automotive Systems Group BV, 4.88%,06/16/2019(c)(g)	6,058,555
NORWAY—0.8%
AUD	7,000	Kommunalbanken AS, 4.50%, 04/17/2023(c)	5,437,966
AUD	4,988	Kommunalbanken AS, 6.50%, 04/12/2021	3,838,348
			9,276,314
PHILIPPINES—2.6%
USD	7,000	ICTSI Treasury BV, 5.88%, 09/17/2025(c)	7,371,392
USD	3,446	International Container Terminal Services, Inc., 7.38%, 03/17/2020(c)	3,549,366
USD	13,086	Megaworld Corp., 4.25%, 04/17/2023(c)	13,099,322
USD	7,000	Royal Capital BV, (fixed rate to 05/05/2024, variable rate thereafter), 4.88%, 05/05/2024(c)(d)	6,846,000
			30,866,080
QATAR—0.1%
CNH	10,000	QNB Finance Ltd., 5.10%, 03/08/2021	1,509,700
SAUDI ARABIA—0.6%
USD	7,000	Saudi Arabian Oil Co., 4.38%, 04/16/2049(c)	6,800,919
SINGAPORE—2.2%
USD	4,000	DBS Group Holdings Ltd., (fixed rate to 09/07/2021, variable rate thereafter), 3.60%, 09/07/2021(c)(d)	3,920,000
USD	2,400	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable thereafter), 4.52%, 12/11/2023(c)(g)	2,491,490
USD	7,289	Marble II Pte Ltd., 5.30%, 06/20/2019(c)(g)	7,214,696
USD	3,800	Parkway Pantai Ltd., (fixed rate to 07/22/2022, variable rate thereafter), 4.25%, 07/27/2022(c)(d)	3,739,200
USD	9,000	United Overseas Bank Ltd., (fixed rate to 09/16/2021, variable rate thereafter), 3.50%, 09/16/2021(c)(g)	9,013,950
			26,379,336
SOUTH KOREA—6.1%
USD	11,400	Busan Bank Co. Ltd., 3.63%, 07/25/2026(c)	10,835,483
USD	7,000	Doosan Power Systems SA, (fixed rate to 10/25/2021, variable thereafter), 3.75%, 10/25/2021(c)(g)	7,110,082
USD	6,000	Hyundai Capital Services, Inc., 2.63%, 09/29/2020(c)	5,952,781
USD	11,111	Korea Development Bank (The), 2.63%, 02/27/2022	11,057,223
USD	10,658	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/2022(c)	10,685,455
USD	13,652	Korea National Oil Corp., 2.63%, 04/14/2026(c)	13,007,535
USD	1,350	Korea Western Power Co. Ltd., 3.75%, 06/07/2023(c)	1,383,269
USD	7,760	Shinhan Bank Co. Ltd., 2.88%, 03/28/2022(c)	7,751,542

Aberdeen Asia-Pacific Income Fund, Inc.	15

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
SOUTH KOREA (continued)
USD	4,733	Woori Bank, 5.13%, 08/06/2028(c)	$5,051,152
			72,834,522
THAILAND—3.5%
USD	1,200	Bangkok Bank PCL, 9.03%, 03/15/2029(c)	1,640,050
USD	10,000	GC Treasury Center Co. Ltd., 4.25%, 09/19/2022(c)	10,220,860
USD	17,170	Krung Thai Bank PCL, (fixed rate to 12/26/2019, variable rate thereafter), 5.20%, 12/26/2019(c)(g)	17,299,633
USD	4,331	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021(c)	4,535,257
USD	5,386	PTTEP Treasury Center Co. Ltd., (fixed rate to 07/17/2022, variable thereafter), 4.60%, 07/17/2022(c)(d)	5,364,768
USD	2,197	Thaioil Treasury Center Co. Ltd., 4.63%, 11/20/2028(c)	2,312,778
			41,373,346
TURKEY—0.3%
USD	3,300	Yapi ve Kredi Bankasi AS, (fixed rate to 01/15/2024, variable thereafter), 13.88%, 01/15/2024(c)(d)	3,248,850
UNITED ARAB EMIRATES—2.0%
USD	6,700	Abu Dhabi National Energy Co. PJSC, 3.88%, 05/06/2024(c)	6,782,410
USD	5,714	Emirates Airline, 4.50%, 02/06/2025(c)(f)	5,744,908
SGD	6,500	Emirates NBD PJSC, 3.05%, 03/06/2023(c)	4,780,413
USD	3,700	MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter), 5.50%, 09/07/2022(c)(d)	3,572,128
USD	3,449	Medjool Ltd., 3.88%, 03/19/2023(c)(f)	3,421,638
			24,301,497
UNITED KINGDOM—2.4%
USD	12,962	HSBC Holdings PLC, (fixed rate to 03/30/2025, variable rate thereafter), 6.38%, 03/30/2025(d)	13,512,885
USD	6,999	Standard Chartered PLC, 3.95%, 01/11/2023(c)	7,032,357
USD	5,000	Standard Chartered PLC, 4.05%, 04/12/2026(c)	5,081,445
USD	2,759	Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75%, 04/02/2023(c)(d)	2,941,784
			28,568,471
		Total Corporate Bonds—70.0% (cost $861,139,822)	836,047,219
GOVERNMENT BONDS—71.0%
AUSTRALIA—39.3%
AUD	36,500	Australia Government Bond, 2.75%, 10/21/2019(c)	25,891,292
AUD	46,300	Australia Government Bond, 2.75%, 11/21/2028(c)	35,379,285
AUD	12,400	Australia Government Bond, 3.25%, 04/21/2025(c)	9,618,824
AUD	81,500	Australia Government Bond, 3.25%, 06/21/2039(c)	66,719,758
AUD	51,000	Australia Government Bond, 3.75%, 04/21/2037(c)	44,386,006
AUD	17,700	Australia Government Bond, 4.50%, 04/21/2033(c)	16,349,298
AUD	81,700	Australia Government Bond, 5.50%, 04/21/2023(c)	66,943,732
AUD	6,000	New South Wales Treasury Corp., 3.00%, 04/20/2029(c)	4,483,618
AUD	13,500	New South Wales Treasury Corp., 3.00%, 02/20/2030(c)	10,036,379
AUD	7,500	New South Wales Treasury Corp., 4.00%, 05/20/2026(c)	5,996,553
AUD	25,000	New South Wales Treasury Corp., 6.00%, 05/01/2020(c)	18,407,253
AUD	15,000	New South Wales Treasury Corp., 6.00%, 03/01/2022	11,888,505
AUD	22,000	Queensland Treasury Corp., 4.25%, 07/21/2023(c)	17,131,461

16	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
AUSTRALIA (continued)
AUD	51,400	Queensland Treasury Corp., 5.50%, 06/21/2021(c)	$39,243,527
AUD	4,690	Queensland Treasury Corp., 6.00%, 06/14/2021(c)(i)	3,621,828
AUD	47,100	Queensland Treasury Corp., 6.25%, 06/14/2019(i)	33,400,047
AUD	16,200	Queensland Treasury Corp., 6.25%, 02/21/2020(c)	11,851,077
AUD	20,000	Treasury Corp. of Victoria, 6.00%, 10/17/2022	16,205,676
AUD	5,000	Western Australian Treasury Corp., 2.50%, 07/23/2024	3,640,412
AUD	22,000	Western Australian Treasury Corp., 2.75%, 10/20/2022	16,098,242
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	11,825,398
			469,118,171
CHINA—0.7%
CNY	10,000	Central Huijin Investment, 3.67%, 01/16/2024	1,456,384
CNY	30,000	China Development Corporate Bonds, 3.03%, 01/18/2022	4,410,919
CNY	4,000	China Government Bond, 2.85%, 01/28/2026(j)	574,664
CNY	3,000	China Government Bond, 3.46%, 07/11/2020(j)	449,047
CNY	10,000	China Government Bond, 3.54%, 08/16/2028	1,498,823
CNY	2,000	China Government Bond, 3.57%, 11/17/2021(j)	301,359
			8,691,196
INDIA—3.9%
USD	3,500	Export-Import Bank of India Corporate Bonds, 3.88%, 02/01/20280(c)	3,452,897
INR	750,000	India Government Bond, 7.68%, 12/15/2023	10,893,014
INR	1,000,000	India Government Bond, 7.72%, 05/25/2025	14,542,710
INR	1,041,880	India Government Bond, 8.08%, 08/02/2022	15,418,948
INR	110,440	India Government Bond, 8.40%, 07/28/2024	1,653,414
INR	9,590	India Government Bond, 9.20%, 09/30/2030	152,908
			46,113,891
INDONESIA—12.6%
USD	591	Indonesia Government International Bond, 5.25%, 01/08/2047(c)	645,225
USD	5,314	Indonesia Government International Bond, 5.35%, 02/11/2049	5,934,367
USD	9,880	Indonesia Government International Bond, 8.50%, 10/12/2035(c)	14,219,049
IDR	269,000,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	17,853,747
IDR	271,570,000	Indonesia Treasury Bond, 6.13%, 05/15/2028	17,104,146
IDR	15,000,000	Indonesia Treasury Bond, 6.63%, 05/15/2033	908,092
IDR	13,800,000	Indonesia Treasury Bond, 7.00%, 05/15/2027	923,411
IDR	290,000,000	Indonesia Treasury Bond, 8.13%, 05/15/2024	21,042,807
IDR	288,224,000	Indonesia Treasury Bond, 8.38%, 09/15/2026	21,146,297
IDR	300,000,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	22,116,000
IDR	30,000,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	2,262,213
IDR	16,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,247,983
USD	6,970	Perusahaan Penerbit SBSN Indonesia III, 3.40%, 03/29/2022(c)	6,996,137
USD	4,970	Perusahaan Penerbit SBSN Indonesia III, 4.15%, 03/29/2027(c)	5,050,762
USD	10,981	Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/2024(c)	11,370,826
USD	1,500	Perusahaan Penerbit SBSN Indonesia III, 4.55%, 03/29/2026(c)	1,563,750
			150,384,812

Aberdeen Asia-Pacific Income Fund, Inc.	17

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
MALAYSIA—1.7%
MYR	6,700	Malaysia Government Bond, 4.05%, 09/30/2021	$1,643,626
MYR	33,200	Malaysia Government Bond, 4.06%, 09/30/2024	8,148,137
MYR	42,000	Malaysia Government Bond, 4.18%, 07/15/2024	10,368,245
			20,160,008
PAPUA N.GUINEA—0.2%
USD	2,612	Papua New Guinea Government International Bond, 8.38%, 10/04/2028(c)	2,801,370
PHILIPPINES—5.2%
PHP	251,000	Philippine Government Bond, 3.63%, 03/21/2033	3,669,246
PHP	200,000	Philippine Government Bond, 4.63%, 09/09/2040	3,155,020
PHP	238,200	Philippine Government Bond, 5.75%, 04/12/2025	4,523,311
PHP	598,000	Philippine Government Bond, 6.25%, 03/12/2024	11,646,475
PHP	729,770	Philippine Government Bond, 6.25%, 03/22/2028	14,280,134
PHP	543	Philippine Government Bond, 6.38%, 01/19/2022	10,535
PHP	910,000	Philippine Government Bond, 6.88%, 01/10/2029	18,612,667
PHP	300,000	Philippine Government Bond, 8.00%, 07/19/2031	6,743,021
			62,640,409
QATAR—0.5%
USD	5,616	Qatar Government International Bond, 4.00%, 03/14/2029(c)	5,846,795
SRI LANKA—0.5%
LKR	90,000	Sri Lanka Government Bonds, 9.25%, 05/01/2020	506,737
LKR	150,000	Sri Lanka Government Bonds, 11.00%, 08/01/2021	860,954
LKR	80,000	Sri Lanka Government Bonds, 11.20%, 07/01/2022	460,259
LKR	830,000	Sri Lanka Treasury Bills, Zero Coupon, 07/26/2019(k)	4,613,065
			6,441,015
SUPRANATIONAL—5.8%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	10,775,995
AUD	6,800	Asian Development Bank, 6.25%, 03/05/2020	4,978,648
AUD	4,000	Eurofima, 5.50%, 06/30/2020	2,941,407
AUD	15,000	Inter-American Development Bank, 6.00%, 02/26/2021	11,391,727
AUD	11,200	Inter-American Development Bank, 6.50%, 08/20/2019	8,011,750
AUD	10,000	International Bank for Reconstruction & Development, 4.25%, 06/24/2025	7,962,454
AUD	15,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	11,424,184
AUD	15,600	International Finance Corp., 5.75%, 07/28/2020	11,554,122
			69,040,287
THAILAND—0.6%
THB	203,400	Thailand Government Bond, 3.65%, 06/20/2031	6,963,015
		Total Government Bonds—71.0% (cost $911,121,688)	848,200,969

18	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

Principal Amount (000) or Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—1.1%
UNITED STATES—1.1%
12,577,684	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37%(l)	$12,577,684
	Total Short-Term Investment—1.1% (cost $12,577,684)	12,577,684
	Total Investments—142.8% (cost $1,793,556,146)(m)	1,704,589,086
	Long Term Debt Securities	(505,000,000)
	Mandatory Redeemable Preferred Stock at Liquidation Value	(50,000,000)
	Other Assets in Excess of Liabilities—6.6%	44,228,350
	Net Assets—100.0%	$1,193,817,436

AUD—Australian Dollar

CMT—Constant Maturity Treasury

CNH—Chinese Yuan Renminbi Offshore

CNY—Chinese Yuan Renminbi

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

LKR—Sri Lanka Rupee

MYR—Malaysian Ringgit

PHP—Philippine Peso

SGD—Singapore Dollar

THB—Thai Baht

USD—U.S. Dollar

(a)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Illiquid security.
(c)	Denotes a restricted security.
(d)

Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(e)	For this security the annuity payments increase by 3.25% every year, until the asset amortizes to zero.
(f)	Sinkable security.
(g)	The maturity date presented for these instruments represents the next call/put date.
(h)

Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(i)	This security is government guaranteed.
(j)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.
(k)	Issued with a zero coupon.
(l)

Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019. See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

(m)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

Aberdeen Asia-Pacific Income Fund, Inc.	19

Portfolio of Investments (unaudited) (continued)

As of April 30, 2019

At April 30, 2019, the Fund held the following futures contracts:

	Number of
	Contracts	Expiration	Notional	Market	Unrealized
Futures Contracts	Long/(Short)	Date	Amount	Value	Appreciation
Long Contract Positions
United States Treasury Note 6%—Ultra Bond	185	06/19/2019	$ 29,831,250	$ 30,392,031	$560,781
United States Treasury Note 6%—2 year	157	06/28/2019	33,317,944	33,442,227	124,283
					$685,064

	Number of
	Contracts	Expiration	Notional	Market	Unrealized
Futures Contracts	Long/(Short)	Date	Amount	Value	Appreciation
Short Contract Positions
United States Treasury Note 6%—10 year	(152)	06/19/2019	$ (18,820,293)	$ (18,798,125)	$22,168
United States Treasury Note 6%—5 year	(912)	06/28/2019	(105,704,564)	(105,464,250)	240,314
					$262,482
					$947,546

At April 30, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar
07/12/2019	Royal Bank of Canada	CNH	18,194,865	USD	2,700,000	$ 2,701,087	$ 1,087
Singapore Dollar/United States Dollar
06/26/2019	Citibank N.A.	SGD	53,100,000	USD	39,442,897	39,078,302	(364,595)
06/26/2019	Royal Bank of Canada	SGD	5,915,254	USD	4,400,000	4,353,260	(46,740)
South Korean Won/United States Dollar
05/31/2019	HSBC Bank USA	KRW	42,391,362,500	USD	37,750,000	36,452,910	(1,297,090)
05/31/2019	Royal Bank of Canada	KRW	7,034,534,510	USD	6,200,000	6,049,092	(150,908)
05/31/2019	UBS	KRW	3,435,156,200	USD	3,017,000	2,953,938	(63,062)
Thai Baht/United States Dollar
05/24/2019	Citibank N.A.	THB	495,762,500	USD	15,650,057	15,532,590	(117,467)
						$107,121,179	$(2,038,775)

20	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2019

Sale Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
06/14/2019	BNP Paribas S.A.	USD	151,734,083	AUD	214,500,000	$ 151,365,051	$ 369,032
United States Dollar/Chinese Yuan Renminbi Offshore
07/12/2019	Credit Suisse International	USD	19,811,412	CNH	133,170,326	19,769,571	41,841
United States Dollar/Indian Rupee
06/21/2019	Royal Bank of Canada	USD	55,800,000	INR	3,893,333,400	55,546,045	253,955
United States Dollar/Indonesian Rupiah
08/01/2019	HSBC Bank USA	USD	3,500,000	IDR	50,410,500,000	3,502,484	(2,484)
United States Dollar/Malaysian Ringgit
06/11/2019	Standard Chartered Bank	USD	6,799,999	MYR	27,996,280	6,766,930	33,069
United States Dollar/Philippine Peso
07/19/2019	UBS	USD	53,500,000	PHP	2,811,371,500	54,010,071	(510,071)
United States Dollar/Singapore Dollar
06/26/2019	Citibank N.A.	USD	5,300,000	SGD	7,180,797	5,284,620	15,380
06/26/2019	UBS	USD	9,500,000	SGD	12,804,348	9,423,204	76,796
United States Dollar/South Korean Won
05/31/2019	UBS	USD	3,900,000	KRW	4,393,805,520	3,778,293	121,707
						$ 309,446,269	$ 399,225
						$ 416,567,448	$(1,639,550)
Total unrealized appreciation on open forward foreign currency exchange contracts							$ 912,867
Total unrealized depreciation on open forward foreign currency exchange contracts							$(2,552,417)

*     Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2019, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation
USD	55,000,000	10/28/2026	Citibank	Receive	3-month LIBOR Index	1.57%	$–	$3,099,103

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	21

Statement of Assets and Liabilities (unaudited)

As of April 30, 2019

Assets
Investments, at value (cost $1,780,978,462)	$ 1,692,011,402
Short-term investments, at value (cost $12,577,684)	12,577,684
Foreign currency, at value (cost $24,761,485)	24,604,991
Cash at broker for interest rate swaps	1,739,768
Cash at broker for China A shares	13,461
Cash at broker for forward foreign currency contracts	1,230,000
Interest receivable	21,410,442
Variation margin receivable for futures contracts	949,462
Unrealized appreciation on forward foreign currency exchange contracts	912,867
Variation margin receivable for centrally cleared swaps	232,650
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	2,099,332
Prepaid expenses and other assets	12,794
Total assets	1,757,794,853
Liabilities
Senior secured notes payable (Note 8)	350,000,000
4-year term loan payable (Note 9)	100,000,000
Revolving credit facility payable (Note 9)	55,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Interest payable on revolving credit facility, senior secured notes and term loans	4,129,587
Unrealized depreciation on forward foreign currency exchange contracts	2,552,417
Investment management fees payable (Note 3)	840,018
Cash due to broker for futures contracts	462,389
Cash due to broker for forward foreign currency contracts	310,000
Dividend payable on Series A Mandatory Redeemable Preferred Shares	219,359
Administration fees payable (Note 3)	175,958
Deferred foreign capital gains tax	107,088
Investor relations fees payable (Note 3)	21,207
Due to custodian	20,442
Other	138,952
Total liabilities	563,977,417

Net Assets Applicable to Common Shareholders	$1,193,817,436
Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 2,488,306
Paid-in capital in excess of par	1,334,266,739
Distributable accumulated loss	(142,937,609)
Net Assets Applicable to Common Shareholders	$1,193,817,436
Net asset value per share based on 248,830,612 shares issued and outstanding	$ 4.80

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

22	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2019

Net Investment Income
Income
Interest and amortization of discount and premium and other income (net of foreign withholding taxes of $1,409,873)	$ 38,103,810
Total investment income	38,103,810
Expenses
Investment management fee (Note 3)	4,706,161
Administration fee (Note 3)	985,943
Revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares fees and expenses	353,610
Custodian’s fees and expenses	271,375
Insurance expense	165,808
Investor relations fees and expenses (Note 3)	137,632
Reports to shareholders and proxy solicitation	123,466
Directors’ fees and expenses	111,923
Legal fees and expenses	79,558
Transfer agent’s fees and expenses	66,600
Independent auditors’ fees and expenses	44,796
Miscellaneous	76,243
Total operating expenses, excluding interest expense	7,123,115
Interest expense (Notes 8 & 9)	8,324,397
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	1,036,979
Net operating expenses	16,484,491

Net investment income applicable to common shareholders	21,619,319
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $8,926 capital gains tax)	(9,826,260)
Futures contracts	(1,625,418)
Interest rate swaps	365,814
Forward foreign currency exchange contracts	(1,034,393)
Foreign currency transactions	(11,375,352)
(23,495,609)
Net change in unrealized appreciation/(depreciation) on:
Investments (including $(103,883) change in deferred capital gains tax)	77,103,430
Interest rate swaps	(3,200,933)
Futures contracts	3,277,552
Forward foreign currency exchange rate contracts	(5,381,844)
Foreign currency translation	32,328,108
104,126,313
Net gain from investments, interest rate swaps, futures contracts and foreign currencies	80,630,704
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$102,250,023

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	23

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2019 (unaudited)	For the Year Ended October 31, 2018
Increase/(Decrease) in Net Assets Applicable to Common Shareholders
Operations:
Net investment income	$ 21,619,319	$ 53,436,832
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	(11,085,864)	9,584,920
Net realized loss from foreign currency transactions	(12,409,745)	(8,236,586)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps and futures contracts	77,180,049	(74,028,082)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	26,946,264	(87,935,263)
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	102,250,023	(107,178,179)
Distributions to Common Shareholders from:
Distributable earnings	(50,418,574)	(61,878,247)
Tax return of capital	–	(43,546,107)
Net decrease in net assets applicable to common shareholders from distributions	(50,418,574)	(105,424,354)
Repurchase of common stock resulting in the reduction of 150,000 and 3,150,212 shares of common stock, respectively (Note 6)	(617,894)	(13,897,161)
Change in net assets from common stock transactions	(617,894)	(13,897,161)
Change in net assets applicable to common shareholders resulting from operations	51,213,555	(226,499,694)
Net Assets Applicable to Common Shareholders:
Beginning of period	1,142,603,881	1,369,103,575
End of period	$1,193,817,436	$1,142,603,881

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

24	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows

For the Six-Month Period Ended April 30, 2019

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$ 102,250,019
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(443,139,821)
Investments sold and principal repayments	441,529,887
Increase in short-term investments, excluding foreign government securities	23,089,036
Net amortization/accretion of premium (discount)	5,070,502
Decrease in cash at broker	3,484,403
Decrease in interest receivable	941,059
Net unrealized (appreciation) depreciation on forward foreign exchange contracts	5,381,844
Decrease in prepaid expenses	442,600
Decrease in interest payable on bank loan	(23,050)
Decrease in accrued investment management fee	(6,069)
Decrease in accrued expenses	(280,627)
Decrease in variation margin payable for futures contracts	(3,279,468)
Net change in unrealized appreciation from investments	(77,103,430)
Net change in unrealized appreciation from foreign currency translations	(32,328,108)
Net realized gain on investments in securities	9,826,260
Net cash provided by operating activities	35,855,037
Cash Flows from Financing Activities
Decrease in payable due to custodian	20,442
Distributions paid to shareholders	(50,418,574)
Net cash paid (received) for swap contracts	(58,138)
Repurchase of common stock	(617,894)
Net cash used in financing activities	$ (51,074,164)
Effect of exchange rate on cash	(91,376)
Net change in cash	(15,310,503)
Cash at beginning of period	39,915,494
Cash at end of period	$ 24,604,991
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$ 8,347,447

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	25

Financial Highlights

	For the Six-Month Period Ended April 30, 2019		For the Fiscal Years Ended October 31,
	(unaudited)		2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$4.59		$5.43	$5.69	$5.57	$6.58	$6.89
Net investment income	0.09		0.21	0.23	0.24	0.28	0.28
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.32		(0.64)	(0.07)	0.29	(0.88)	(0.18)
Total from investment operations applicable to common shareholders	0.41		(0.43)	0.16	0.53	(0.60)	0.10
Distributions to Series A Mandatory Redeemable Preferred Shares:
Net investment income	–		–	–	–	–	–
Distributions to common shareholders from:
Net investment income	(0.20)		(0.25)	(0.26)	(0.24)	(0.40)	(0.42)
Tax return of capital	–		(0.17)	(0.16)	(0.18)	(0.02)	–
Total distributions to shareholders	(0.20)		(0.42)	(0.42)	(0.42)	(0.42)	(0.42)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 7)	–		0.01	–	0.01	0.01	0.01
Total capital share transactions	–		0.01	–	0.01	0.01	0.01
Net asset value per common share, end of period	$4.80		$4.59	$5.43	$5.69	$5.57	$6.58
Market value, end of period	$4.12		$3.93	$5.03	$4.92	$4.75	$5.88

Total Investment Return Based on(b):
Market value	10.09%		(14.29% )	11.19%	12.90%	(12.38% )	(2.17%	)
Net asset value	9.82%		(7.27% )	3.79%	11.35%	(8.19% )	2.33%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of period (000 omitted)	$1,193,817		$1,142,604	$1,369,104	$1,440,351	$1,427,649	$1,718,944
Average net assets applicable to common shareholders (000 omitted)	$1,183,227		$1,290,606	$1,382,050	$1,433,905	$1,549,308	$1,771,852
Net operating expenses	2.81%	(e)	2.67%	2.42%	2.23%	2.15%	1.97%	(d)
Net operating expenses without reimbursement	2.81%	(e)	2.67%	2.42%	2.23%	2.15%	1.97%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.21%	(e)	1.17%	1.15%	1.14%	1.14%	1.09%	(d)
Net investment income	3.68%	(e)	4.14%	4.17%	4.30%	4.65%	4.14%
Portfolio turnover	22%	(f)	44%	57%	52%	45%	49%
Leverage (senior securities) outstanding (000 omitted)	$505,000		$505,000	$550,000	$525,000	$525,000	$550,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000		$50,000	$50,000	$50,000	$50,000	$50,000
Asset coverage ratio on long-term debt obligations at period end(g)	346%		336%	358%	384%	381%	422%
Asset coverage per $1,000 on long-term debt obligations at period end	$3,463		$3,362	$3,580	$3,839	$3,815	$4,216
Asset coverage ratio on total leverage at period end(h)	315%		306%	328%	350%	348%	386%
Asset coverage per share on total leverage at period end	$3,151		$3,059	$3,282	$3,505	$3,483	$3,862

26	Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)

Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six months ended April 30, 2019 and fiscal years ended October 31, 2018, 2017, 2016, 2015 and 2014, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 3.86%, 4.30%, 4.32%, 4.16%, 4.79%, and 4.26%, respectively.

(d)	The expense ratio includes a one-time expense associated with the August 2011 shelf offering costs attributable to the registered but unsold shares that expired in August 2014.
(e)	Annualized.
(f)	Not annualized.
(g)

Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, revolving credit facility and term loans.

(h)

Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	27

Notes to Financial Statements (unaudited)

April 30, 2019

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

The Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. Dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the Asian continent approved for investment by the Board upon the recommendation of Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited), the Fund’s investment manager (“ASIAL” or the “Investment Manager”).

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in

28	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Registered investment companies are valued at their NAV as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

Aberdeen Asia-Pacific Income Fund, Inc.	29

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Bank Loans	$–	$–	$7,763,214	$7,763,214
Corporate Bonds	–	836,047,219	–	836,047,219
Government Bonds	–	848,200,969	–	848,200,969
Total Fixed Income Investments	–	1,684,248,188	7,763,214	1,692,011,402
Short-Term Investment	12,577,684	–	–	12,577,684
Total Investments	$12,577,684	$1,684,248,188	$7,763,214	$1,704,589,086
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$3,099,103	$–	$3,099,103
Forward Foreign Currency Exchange Contracts	–	912,867	–	912,867
Futures Contracts	947,546	–	–	947,546
Total Other Financial Instruments	$947,546	$4,011,970	$–	$4,959,516
Total Assets	$13,525,230	$1,688,260,158	$7,763,214	$1,709,548,602
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(2,552,417)	$–	$(2,552,417)
Other Financial Instruments

Amounts listed as “–” are $0 or round to $0.

For the six-month period ended April 30, 2019, there were no significant changes to the fair valuation methodologies. Level 3 investments held, at the beginning, during and at the end of the six-month period in relation to net assets were not significant (less than 0.66% of total net assets) and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2019 is not presented. The valuation technique used at April 30, 2019 was a single unadjusted broker quote. The inputs utilized by the broker to value the investment were not available.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of

U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

30	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)   purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2019, the Fund used forward contracts to hedge and efficiently manage Australian and certain Asian currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Aberdeen Asia-Pacific Income Fund, Inc.	31

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes, however, in those instances, (a) either the aggregate initial margin and premiums required to establish the Fund’s position may not exceed 5% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered into, or (b) the aggregate net notional value of the Fund’s position may not exceed 100% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract which it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the six-month period ended April 30, 2019, the Fund used U.S. Treasury futures to efficiently manage U.S. interest rate exposure and hedge the U.S. interest rate risk.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an

32	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund’s maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the six-month period ended April 30, 2019, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined in Note 9 below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps* (interest rate risk)	Unrealized appreciation on receivable for centrally cleared interest rate swaps	$3,099,103	Unrealized depreciation payable for centrally cleared interest rate swaps	$–
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$912,867	Unrealized depreciation on forward foreign currency exchange contracts	$2,552,417
Futures contracts (interest rate risk)	Variation margin receivable for futures contracts	$947,546	Variation margin payable for futures contracts	$–
Total		$4,959,516		$2,552,417

*              The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.	33

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
	Assets				Liabilities
Forward foreign currency(3)
BNP Paribas S.A.	$369,032	$–	$–	$369,032	$–	$–	$–	$–
Citibank N.A.	15,380	(15,380)	–	–	482,062	(15,380)	–	466,682
Credit Suisse International	41,841	–	–	41,841	–	–	–	–
HSBC Bank USA	–	–	–	–	1,299,574	–	(1,190,000)	109,574
Royal Bank of Canada	255,042	(197,648)	(57,394)	–	197,648	(197,648)	–	–
Standard Chartered Bank	33,069	–	–	33,069	–	–	–	–
UBS	198,503	(198,503)	–	–	573,133	(198,503)	(40,000)	334,630

(1)        In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)        Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

(3)        Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2019:

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$365,814	$(3,200,933)
Forward foreign currency exchange contracts (foreign exchange risk)		$(1,034,393)	$(5,381,844)
Futures contracts (interest rate risk)		$(1,625,418)	$3,277,552
Total		$(2,293,997)	$(5,305,225)

34	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity during the six-month period ended April 30, 2019. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2019.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$134,589,725
Sale Forward Foreign Currency Contracts	304,860,706
Long Futures Contracts	104,977,468
Short Futures Contracts	103,283,466
Interest Rate Swaps	55,000,000

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

Distributions to Series A Mandatory Redeemable Preferred Shares (the “Series A MRPS”) shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the ‘AA’ rating guidelines outlined in Fitch Rating’s closed-end fund criteria, is in excess of 100%, and (ii) the Fund’s asset coverage ratios for the Series A MRPS, as calculated in accordance with the 1940 Act, is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the fiscal year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund’s distributions to Series A MRPS shareholders for the six-month period ended April 30, 2019 were 100% net investment income.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund includes a separately identifiable unit called a Qualified Business Unit (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The

Aberdeen Asia-Pacific Income Fund, Inc.	35

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office. Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. Dollars based on the weighted average exchange rate for the period) but not currency gain/loss. If a non AUD denominated security were to sit in the AUD QBU and was sold, the sale would generate capital gain/loss as well as currency gain/loss based on the currency exchange between the currency the security is denominated in and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. Dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the fiscal year to date average exchange rate until which profits are repatriated to U.S. Dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the weighted average exchange rates for the periods such gain/loss was recognized). Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund as concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2018 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash in segregated accounts for financial futures, swaps, and forward contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, Investment Sub-Adviser, and Fund Administrator:

ASIAL serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Standard Investments Australia Limited, formerly known as Aberdeen Asset Management Limited (the “Investment Adviser”), serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively, with the Investment Manager.

The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Adviser makes recommendations of securities to be purchased or sold within the Fund’s portfolio to the Investment Manager and may provide research or statistical data. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

36	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

For the six-month period ended April 30, 2019, ASIAL earned $4,706,161 from the Fund for investment management fees.

Aberdeen Standard Investments, Inc. (formerly, Aberdeen Asset Management Inc.) (“ASII”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2019, ASII earned $985,943 from the Fund for administration fees.

b. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2019, the Fund incurred investor relations fees of approximately $137,632. For the six-month period ended April 30, 2019, ASII did not bear any portion of to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2019, were $372,618,800 and $348,629,545, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value per share of common stock. During the six-month period ended April 30, 2019, the Fund repurchased 150,000 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2019, there were 248,830,612 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the six-month period ended April 30, 2019 and fiscal year ended October 31, 2018, the Fund repurchased 150,000 and 3,150,212 shares, respectively, through this program.

7. Preferred Shares

At April 30, 2019, the Fund had 2,000,000 shares of Series A MRPS outstanding with an aggregate liquidation preference of $50,000,000 ($25 per share). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at April 30, 2019.

Aberdeen Asia-Pacific Income Fund, Inc.	37

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$49,962,958

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the six-month period ended April 30, 2019, the Fund paid $1,036,979 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund’s outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund’s rating agency guidelines. As of April 30, 2019, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund’s Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund’s stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At April 30, 2019, the Fund had $350,000,000 in aggregate principal amount of senior secured notes rated ‘AAA’ by Fitch Ratings outstanding ($100,000,000 in 3.05% Series A Senior Secured Notes due June 12, 2020, $100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023, $50,000,000 in 3.87% Series C Senior Secured Notes due February 8, 2032 and $100,000,000 in 3.70% Series D Senior Secured Notes due August 10, 2032) (collectively, the “Notes”). The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes accrue interest at annual fixed rates of 3.05%, 3.69%, 3.87% and 3.70%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The Notes may be prepaid in certain limited circumstances at the option of the Fund. The Notes are also subject to optional prepayment to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by the terms of the Notes and is not able to cure the coverage deficiency by the applicable deadline.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at April 30, 2019.

38	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series A	June 12, 2020	3.05%	$100,000,000	$99,395,966
Series B	June 12, 2023	3.69%	$100,000,000	$100,706,327
Series C	February 8, 2032	3.87%	$50,000,000	$50,434,573
Series D	August 10, 2032	3.70%	$100,000,000	$99,133,836

9. Credit Facility

On April 7, 2017, the Fund renewed its credit agreement providing for a $100,000,000 senior secured 3-year revolving credit loan facility (the “Revolving Credit Facility”) with a syndicate of banks with Bank of America Merrill Lynch, N.A., acting as administrative agent. On June 12, 2013 the Fund entered into a term loan agreement (the “Term Loan Agreement”) providing for $200,000,000 of senior secured term loans (the “Term Loan Facility”) from Bank of America, N.A. On August 10, 2017 proceeds from the Series D Notes were used to pay down $100,000,000 of the Term Loan Facility. At April 30, 2019, the Fund had $55,000,000 outstanding under the Revolving Credit Facility and $100,000,000 outstanding under the Term Loan Facility. Under the terms of the Revolving Credit Facility and the Term Loan Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the six-month period ended April 30, 2019, the average interest rate on the Revolving Credit Facility was 3.47% and the average balance of the Revolving Credit Facility was $55,000,000. At the six-month period ended April 30, 2019, pursuant to the Term Loan Agreement, the Term Loan Facility consists of a $100,000,000 term loan facility which accrues interest at 2.38% per annum.

For the six-month period ended April 30, 2019, the average interest rate on the Term Loan Facility was 2.38% and the average balance of the Term Loan Facility was $100,000,000. The interest expense is accrued on a daily basis and is payable on a monthly basis or on the last date of the respective LIBOR period, as applicable, for the Revolving Credit Facility, and payable on the last business day of each of March, June, September and December and the maturity date for the Term Loan Facility.

The estimated fair value of each Term Loan Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S.

Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for the Term Loan Facility outstanding as of April 30, 2019.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
December 14, 2019	2.38%	$100,000,000	$99,314,725

The Revolving Credit Facility has a term of 3-years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. The Term Loan Facility, which initially had a 3-year term, was recently extended to December 14, 2019. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The estimated fair value of the Revolving Credit Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2019.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
April 7, 2020	3.50%	$55,000,000	$55,033,338

10. Risks of Leveraged Capital Structure

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.

Aberdeen Asia-Pacific Income Fund, Inc.	39

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund). If there exists an event of default under the Securities Purchase Agreement that has not been cured, the holders of the Series A MRPS have the right to cause the Fund’s outstanding borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding.

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement or the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2019, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the six-month period ended April 30, 2019, the Fund incurred fees of approximately $304,255 for the Revolving Credit Facility, Term Loan Facility and Notes.

11. Portfolio Investment Risks

a. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries,

40	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Manager are unsuccessful.

d. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

f. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

g. Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

13. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2019 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$1,695,053,104	$39,962,869	$(30,426,887)	$9,535,982

14. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

15. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2019, other than those listed below.

On May 9, 2019 and June 11, 2019, the Fund announced that it will pay on May 31, 2019 and June 28, 2019, a distribution of US $0.0275

Aberdeen Asia-Pacific Income Fund, Inc.	41

Notes to Financial Statements (unaudited) (concluded)

April 30, 2019

per share to all shareholders of record as of May 22, 2019 and June 21, 2019, respectively.

On June 19, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $100 million of Series E senior secured notes rated ‘AAA’ by Fitch Ratings. Net proceeds of the Series E notes were used to pay down the $100 million 4-year Term Loan B. Term Loan B would have otherwise matured on December 14, 2019.

42	Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Meeting of Shareholders

The Annual Meeting of Shareholders was held on Friday, March 29, 2019 at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class I Directors to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
Neville J. Miles	211,047,332	8,933,622	3,605,544
Moritz Sell	211,023,606	8,970,231	3,592,660

Directors whose term of office continued beyond the meeting are as follows: Martin J. Gilbert, P. Gerald Malone, William J. Potter and Peter D. Sacks.

Aberdeen Asia-Pacific Income Fund, Inc.	43

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Moritz Sell

Officers

Christian Pittard, President

Joseph Andolina, Chief Compliance Officer and Vice President, Compliance

Jeffrey Cotton, Vice President – Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Siddharth Dahiya, Vice President

Thomas Drissner, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Lin-Jing Leong, Vice President

Paul Lukaszewski, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Standard Investments (Asia) Limited
(formerly known as Aberdeen Asset Management Asia Limited)
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited
(formerly known as Aberdeen Asset Management Limited)
Level 10, 255 George Street
Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited
Bow Bells House, 1 Bread Street
London United Kingdom
EC4M 9HH

Administrator

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Transfer Agent

Computershare
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Ave
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

The accompanying Financial Statements as of April 30, 2019, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FAX SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  The Registrant is managed by Aberdeen Standard Investments’ (“ASI”) Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Registrant.

Effective February 28, 2019, Paul Lukaszewski replaced Nick Bishop as part of the team having the most significant responsibility for the day-to-day management of the Registrant’s portfolio which includes Kenneth Akintewe, David Choi, Lin-Jing Leong and Adam McCabe.

(1) The information in the table below is as of July 8, 2019.

Individual & Position	Services Rendered	Past Business Experience
Paul Lukaszewski	Responsible for Corporate Debt on Asian Fixed Income.	Currently, Head of Corporate Debt, Asia and Australia on the Asian Fixed Income team at Aberdeen Standard Investments.

(2) The information in the table below is as of April 30, 2019.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Paul Lukaszewski	Registered Investment Companies	5	$822.62	0	$0
	Pooled Investment Vehicles	8	$90,711.80	0	$0
	Other Accounts	2	$66.11	0	$0

Total assets are as of April 30, 2019 and have been translated to U.S. dollars at a rate of £1.00 = $1.30.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

We sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest.  To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

Another potential conflict could include instances in which securities considered as investments for a Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates.  Whenever decisions are made to buy or sell securities for a Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Advisers will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by the Advisers and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, the Advisers typically deliver security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although the Advisers anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Advisers may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which the Advisers anticipate a more significant market impact, the Advisers intend to withhold model changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of the Advisers based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, the Advisers may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Advisers do not trade for non-discretionary model clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Advisers’ discretionary account trading, the Advisers may compete against these clients in the market when attempting to execute orders for discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.   ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Registrant with respect to the MOU/personnel sharing arrangements.

(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2019
Paul Lukaszewski	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2018 through November 30, 2018	0	$0.00	0	24,898,061
December 1, 2018 through December 31, 2018	0	$0.00	0	24,898,061
January 1, 2019 through January 31, 2019	0	$0.00	0	24,898,061
February 1, 2019 through February 28, 2019	0	$0.00	0	24,898,061
March 1, 2019 through March 31, 2019	0	$0.00	0	24,898,061
April 1, 2019 through April 30, 2019	150,000	$4.10	150,000	24,883,061
Total	150,000	$4.64	200,000	—

(1) The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2019 there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)          A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5), 13(c)(6) and 13(c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	July 8, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	July 8, 2019

EXHIBIT LIST

13(a)(2) — Rule 30a-2(a) Certifications

13(b) — Rule 30a-2(b) Certifications

13(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6) and 12(c)(7) — Distribution notice to stockholders